UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 2009

IDEAEDGE, INC.

A Colorado Corporation

(Exact name of registrant as specified in its charter)

COLORADO	000-27145	33-0756798
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6440 Lusk Blvd., Suite 200

San Diego California 92121

 (Address of principal executive offices)

(858) 677-0080

 (Registrant’s telephone number)

 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On March 31, 2009, IdeaEdge, Inc., a Colorado corporation ("we," "us," "our," or the "Company"), entered into a Securities Purchase Agreement (the “SPA”) with Gemini Master Fund, Ltd., an accredited investor, pursuant to which we issued a 12% Senior Note (the “Note”) payable (divisible at the option of the holder) for $750,000 due nine months from the date of the SPA, and 400,000 shares of our Company’s restricted common stock.  In connection with the SPA and Note, the Company’s wholly-owned subsidiary, Socialwise, Inc., executed a Subsidiary Guarantee which guarantees the Company’s obligations under the SPA and Note.

This financing transaction resulted in net proceeds to us of $573,750, after deducting discounts, prepaid interest expense, and fees, including fees in the amount of $5,000 and $58,750 paid to SPN, Inc. and Netgain Financial, Inc. in connection with the transaction.

The following summarizes the terms under the SPA, the Note and the Subsidiary Guarantee (collectively, the “Financing Documents”):

Maturity Date.

  The Note is due on December 31, 2009.

Face Value.  The Note has a total principal face value of $750,000.

Conversion.  The Note is not convertible into any other Company debt or equity security.

Interest Rate.  Twelve percent, paid in advance and retained by the Note holder.

Note Discount Rate.  Six percent deducted from the cash received from the Note.

Prepayment Penalty.  None, with any unearned prepaid interest held by Note holder to be refunded to Company.

Voting Rights under Note. None.

Security Interest. The Note is unsecured.

Guarantee. The Note is guaranteed by the Company’s wholly-owned subsidiary, Socialwise, Inc.

Mandatory Early Repayment.  The Company must use no less than 50% of the proceeds of any future equity or debt financing to repay the Note during the time that the Note remains outstanding.

Events of Default. The Financing Documents contain events of default, including, without limitation: (i) our uncured failure to timely pay any payment due under the Note when due; (ii) our uncured breach of any material covenant, representation, warranty or other material term or condition of any material agreement; (iii) any bankruptcy event under which the Company shall be subject; (iv) our Company’s common stock shall not be eligible for listing on specified trading venues; (v) our failure to file reports required under Section 13 or 15(d) of the Exchange Act; (vi) any monetary judgment against the Company for more than $50,000.  Upon the occurrence of an uncured event of default, the Note holder would be entitled to demand the entire amount outstanding under the Note to be immediately due and payable at the mandatory default amount equal to 115% of the amount outstanding under the Note, and all amounts outstanding under the Note would accrue interest at the default interest rate of 20%.

Covenants.  The Financing Documents contain certain covenants on the Company including, without limitation, requirements on the Company and its subsidiary Socialwise, Inc., regarding: (i) the operation of our Company’s business, specifically (a) maintenance of insurance coverage; (b) provision of information to the holder(s) (if requested and under a non-disclosure agreement) concerning material adverse changes (as defined); (c) maintenance of books and records in accordance with generally accepted accounting principles; and (d) substantial maintenance of present executive personnel, compliance with all applicable laws and maintenance of business operations; (ii) making all required federal and state securities filings; (iii) piggy-back registration rights for any future (other than the Company’s currently filed) registration statements; (iv) additional registration rights should our Company cause sales of our securities to be ineligible for resale under Rule 144.  The Financing Documents also contain certain negative covenants on the Company and its subsidiary, Socialwise, Inc., including, without limitation, restrictions against: (i) entering into indebtedness or liens of any kind other than that allowed under the agreement; (ii) amendment of charter, articles of incorporation or bylaws in a way affecting the Note holder(s); (iii) repayment or repurchase of more than a de minimis number of shares of Company common stock; (iv) incurrence, repayment or repurchase of other debt; (v) certain transactions with current or former employees; (vi) payment of cash dividends and (vii) non arm’s length transactions with Company affiliates.

Waiver and Consent

In connection with the Financing Documents, the Company received a waiver and consent agreement from the holders (“PSW Holders”) of its previously issued Series A preferred stock and warrants.  Under the terms of the of the waiver and consent agreement, the PSW Holders consented to the transactions described in the Financing Documents, and waived rights granted to them under existing agreements with the Company, including the right to any reduction in the purchase price under their warrants or conversion price for the Series A preferred stock, and the right to receive any additional shares of Company common stock.

The summary of the financing transaction described above, and the summary of the terms of the Financing Documents, are qualified in their entirety by reference to the following documents which are filed as exhibits to this current report:

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Securities Purchase Agreement;

•

12% Senior Note;

•

Subsidiary Guarantee; and

•

Waiver and Consent.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.  The investor in that financing met the accredited investor definition of Rule 501 of the Securities Act.  The grant of 400,000 shares of common stock was made under Section 4(2) of the Securities Act.  The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.  The consideration received by the Company for the issuance of the shares of common stock was the investor’s agreement to provide the loan under the terms of the Financing Documents.

The total number of outstanding shares of outstanding common stock as of the date of this report is 42,633,181.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
10.19	Securities Purchase Agreement dated March 31, 2009
10.20	12% Senior Note dated March 31, 2009
10.21	Subsidiary Guarantee dated March 31, 2009
10.22	Waiver and Consent dated March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IDEAEDGE, INC.
/s/ Jonathan Shultz
Dated: April 3, 2008	By:
Jonathan Shultz Chief Financial Officer

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